UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant    ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

Veeco Instruments Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V87550-P46018 VEECO INSTRUMENTS INC. 2026 Annual Meeting Vote by May 6, 2026 11:59 PM ET You invested in VEECO INSTRUMENTS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 7, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 23, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person or Virtually at the Meeting* May 7, 2026 8:30 AM EDT *Please check the meeting materials for any special requirements for meeting attendance. If you are attending the meeting in person, you will need to request a ballot to vote these shares. Terminal Drive Plainview, New York 11803 Virtually at: www.virtualshareholdermeeting.com/VECO2026 VEECO INSTRUMENTS INC. TERMINAL DRIVE PLAINVIEW, NEW YORK 11803

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V87551-P46018 Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. To elect three directors named in the proxy statement to hold office until the 2029 Annual Meeting of Stockholders and until their successors are duly elected and qualified; For Nominees: 01) Kathleen A. Bayless 02) Gordon Hunter 03) Lena Nicolaides, Ph.D. 2. To approve an amendment to Veeco’s 2019 Stock Incentive Plan to increase the authorized shares of Veeco’s common stock thereunder by 3,500,000 shares; For 3. To approve, on a non-binding advisory basis, the compensation of our named executive officers; For 4. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2026; and For 5. To consider such other business as may properly come before the meeting.